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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2003


                                   ----------


                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                    001-03876                75-1056913
       (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


      100 CRESCENT COURT,                                       75201-6927
          SUITE 1600                                            (Zip code)
        DALLAS, TEXAS
    (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (214) 871-3555


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --       Presentation scheduled to be made to analysts on
                           November 19 and 20, 2003.*


ITEM 9. REGULATION FD DISCLOSURE.

         On November 19 and 20, 2003, senior management of Holly Corporation (the "Company") has meetings scheduled with analysts in New York City. A copy of the Company's presentation to be distributed to the analysts is furnished as
Exhibit 99.1 and incorporated herein by reference. A copy of the presentation is also available in the investor relations section of the Company's website at www.hollycorp.com, although the Company reserves the right to discontinue that availability at any time.

         The Company is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Regulation FD promulgated by the Securities and Exchange Commission ("SEC"). This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.

         The information contained in this report, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information contained in this report, including the information contained in Exhibit 99.1, although the Company may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

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* Furnished herewith pursuant to Item 9 of Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HOLLY CORPORATION

                                           By  /s/ Stephen J. McDonnell
                                               ---------------------------------
                                               Stephen J. McDonnell
                                               Vice President & Chief Financial
                                               Officer


Date: November 19, 2003


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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                            EXHIBIT TITLE
         -------                           -------------
         99.1     --       Presentation scheduled to be made to analysts on
                           November 19 and 20, 2003.